Advances from Psyence Group	12 Months Ended
Mar. 31, 2023
Advances from Psyence Group
Advances from Psyence Group

11.Advances from Psyence Group

During the year ended March 31, 2023, the Company received cash advances from Psyence Group in the amount of $1,551,744 (March 31, 2022 - $2,031,964), that have been utilized by the Company to conduct its Clinical Trial operations to date. As the advances made by Psyence Group are not expected to be repaid in future periods, the advances have been classified as part of the Company’s net parent investment from Psyence Group in the Clinical Trials.

	March 31,	March 31,
Advances from (repayments to) Psyence Group	2023	2022
Opening balance	5,060,331	7,092,295
Amounts advanced (repaid)	1,551,744	(2,031,964)
Ending Balance	6,612,075	5,060,331